Exhibit 10.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-12586, 333-13786, 333-14142, 333-83914, 333-104070, 333-121229, 333-138717 and 333-148316) of our reports dated June 17, 2009, with respect to the consolidated financial statements of Alvarion Ltd. and its subsidiaries and the effectiveness of internal control over financial reporting of Alvarion Ltd. and its subsidiaries included in this annual report on Form 20-F for the year ended December 31, 2008.

Tel-Aviv, Israel	KOST, FORER GABBAY & KASIERER
June 17, 2009	A Member of Ernst & Young Global